UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   July 31, 2002

CORNERSTONE PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12499	77-0439862
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

432 Westridge Drive
Watsonville, California	95076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 724-1921

N/A

(Former Name or Former Address if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

A.            On July 31, 2002, the registrant issued the following press release:

NYSE SYMBOL — CNO

FOR IMMEDIATE RELEASE

CONTACT: Steve Chodes

Watsonville, California	CornerStone Propane

July 31, 2002

(417) 532-3101

CornerStone Propane Partners, L.P. Elects

 to Delay Bond Interest Payments While Continuing to Review Financial

Restructuring and Strategic Options

Watsonville, Calif. — CornerStone Propane Partners, L.P. (NYSE:CNO) (“CornerStone” or the “Partnership”) today announced that it is continuing to review its financial restructuring and strategic options.  Consistent with this review process, CornerStone has elected to delay making the aggregate approximate $5.6 million interest payment on three classes of its Senior Secured Notes which is due on July 31, 2002.  The note agreements governing these Senior Secured Notes contain a five (5) business day grace period with respect to the interest payments before the failure to make the interest payments would constitute an event of default under the note agreements.

                CornerStone is continuing conversations with Credit Suisse First Boston, the lead lender under its working capital facility, and NorthWestern Corporation (“NorthWestern”), the guarantor under its working capital facility, to determine whether CornerStone will be able to satisfy the conditions to making further drawings under its working capital facility.  NorthWestern is CornerStone’s largest unit holder, and CornerStone Propane GP, Inc., a wholly owned subsidiary of NorthWestern, manages the operations of CornerStone.  In order to address its immediate liquidity needs, CornerStone has entered into a loan agreement with SYN Inc. (“SYN”), its special general partner, whereby SYN will loan CornerStone  $3.0 million.  SYN is owned 82.5% by NorthWestern.  Representatives of SYN have stated their willingness to make additional loans, on short notice, to CornerStone to address its immediate liquidity needs on a short-term basis, assuming that SYN is satisfied with the progress made in

Cornerstone’s review of  potential restructuring and strategic options and its efforts in that regard.  CornerStone has been informed by representatives of SYN, that SYN has cash and liquid securities of approximately $26 million.

                In order to efficiently undertake its review of restructuring and strategic options, CornerStone has taken a number of important actions, including:

.

•                  retaining Everett & Solsvig, Inc. (“E&S”), a consulting firm with expertise in providing interim management resources to companies evaluating restructuring options;

•                  retaining Greenhill & Co., LLC, an investment banking firm, to advise CornerStone on possible restructuring alternatives and other strategic options;

•                  retaining Kirkland & Ellis to act as restructuring counsel;

•                  appointing Curtis G. Solsvig III and Robert S. Everett, each principals of E&S,  as Chief Executive Officer and Chief Restructuring Officer, respectively; and

•                  contacting its senior lenders to discuss possible restructuring options and alternatives.

CornerStone has made and, subject to applicable law or other restrictions, intends to continue to make timely payments to all suppliers.  CornerStone remains committed to continue to service it customers without disruption.

CornerStone Propane Partners, L.P. is a master limited partnership.  The Partnership is one of the nation’s largest retail propane marketers, serving approximately 440,000 customers in more than 30 states.  For more information, please visit our Web site at www.cornerstonepropane.com.

Certain information in this press release contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Any statements that express or involve discussions as to expectations, beliefs and plans involve known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from those considered by the forward-looking statements.  Factors that could cause actual results to differ materially include CornerStone’s debt service requirements and its discussions and negotiations with holders of its debt instruments, the availability of restructuring and strategic options, CornerStone’s future operating performance, capital expenditure needs, access to financing an its ability to fund its capital requirements in the near term and the long term, SYN, Inc.’s decision to continue to fund CornerStone’s short term liquidity needs and prevailing economic, financial, business and weather conditions, in addition to other factors, risks and uncertainties that are described in CornerStone’s filings with the Securities and Exchange Commission, including CornerStone’s Annual Report on Form 10-K for the year ended June 30, 2001.  As a result, no assurances can be given as to future results, levels of activity or achievements.  Any forward-looking statements speak only as of the date the statement was made.  CornerStone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, unless otherwise required by law.

B.            On August 5, 2002, the registrant issued the following press release:

NYSE SYMBOL — CNO

FOR IMMEDIATE RELEASE

CONTACT: Steve Chodes

Watsonville, California	CornerStone Propane

August 5, 2002

(417) 532-3101

CornerStone Propane Partners, L.P.  Elects

 to Not Make Bond Interest Payments While Continuing to Review Financial

Restructuring and Strategic Options

Watsonville, Calif. — CornerStone Propane Partners, L.P. (NYSE:CNO) (“CornerStone” or the “Partnership”) today announced that it is continuing to review its financial restructuring and strategic options, including the commencement of a Chapter 11 case under the United States Bankruptcy Code. CornerStone has begun to prepare to commence a Chapter 11 case under the United States Bankruptcy Code.  Consistent with this review process, and in an effort to conserve its available liquidity, CornerStone has elected not to make the aggregate approximate $5.6 million interest payment on three classes of its Senior Secured Notes which was due on July 31, 2002.  As previously announced, the note agreements governing these Senior Secured Notes contain a five (5) business day grace period with respect to the interest payments before the failure to make the interest payments would constitute an event of default under the note agreements.  CornerStone’s decision not to make these interest payments will constitute an event of default under the note agreements.

CornerStone’s decision follows internal analysis and conversations with Credit Suisse First Boston, the lead lender under its working capital facility, and NorthWestern Corporation (“NorthWestern”), the guarantor under its working capital facility, which led to the determination that CornerStone is unable to satisfy the conditions to making further drawings under its working capital facility.  NorthWestern is CornerStone’s largest unit holder, and CornerStone Propane GP, Inc., a wholly owned subsidiary of NorthWestern, manages the operations of CornerStone.  In order to address its immediate liquidity needs, CornerStone has entered into a loan agreement with SYN Inc. (“SYN”), its special general partner, whereby SYN has lent CornerStone  $3.0 million.    SYN is owned 82.5% by NorthWestern.  Representatives of SYN have stated their willingness to make additional loans, on short notice, to CornerStone to address its immediate liquidity needs on a short-term basis, assuming that SYN is satisfied with the progress made in Cornerstone’s review of potential restructuring and strategic options and its efforts in that regard.  CornerStone has been informed by representatives of SYN, that SYN has cash and liquid securities of approximately $23 million (after taking into account the $3.0 million loan to CornerStone).

CornerStone has made and, subject to applicable law or other restrictions, intends to continue to make timely payments to all suppliers.  CornerStone remains committed to continuing to service it customers without disruption.

CornerStone Propane Partners, L.P. is a master limited partnership.  The Partnership is one of the nation’s largest retail propane marketers, serving approximately 440,000 customers in more than 30 states.  For more information, please visit our Web site at www.cornerstonepropane.com.

Certain information in this press release contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Any statements that express or involve discussions as to expectations, beliefs and plans involve known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from those considered by the forward-looking statements.  Factors that could cause actual results to differ materially include CornerStone’s debt service requirements and its discussions and negotiations with holders of its debt instruments, the availability of restructuring and strategic options, the availability of additional short term financing and its ability to secure debtor in possession financing, CornerStone’s future operating performance, capital expenditure needs, access to financing and its ability to fund its capital requirements in the near term and the long term, SYN, Inc.’s decision to continue to fund CornerStone’s short term liquidity needs and prevailing economic, financial, business and weather conditions, in addition to other factors, risks and uncertainties that are described in CornerStone’s filings with the Securities and Exchange Commission, including CornerStone’s Annual Report on Form 10-K for the year ended June 30, 2001.  As a result, no assurances can be given as to future results, levels of activity or achievements.  Any forward-looking statements speak only as of the date the statement was made.  CornerStone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, unless otherwise required by law.

C.            On August 6, 2002, the registrant issued the following press release:

NYSE SYMBOL — CNO

FOR IMMEDIATE RELEASE

CONTACT: Steve Chodes

Watsonville, California	CornerStone Propane

August 6, 2002

(417) 532-3101

CornerStone Propane Partners, L.P.  Addresses

New York Stock Exchange Delisting Action

Watsonville, Calif. — CornerStone Propane Partners, L.P. (NYSE:CNO) (“CornerStone” or the “Partnership”) today announced that it has received notification from the New York Stock Exchange (“NYSE”) that trading in its Common Units had been suspended and that the issue will be removed from the NYSE’s trading list.  The trading suspension is effective immediately.  The NYSE indicated that it would make appropriate filings with the Securities and Exchange Commission to remove the listing of the Common Units on the NYSE, pending completion of applicable procedures.  Cornerstone reported that the NYSE’s delisting action is not expected to affect its current operations or financial position.

CornerStone Propane Partners, L.P. is a master limited partnership.  The Partnership is one of the nation’s largest retail propane marketers, serving approximately 440,000 customers in more than 30 states.  For more information, please visit our Web site at www.cornerstonepropane.com.

Certain information in this press release contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Any statements that express or involve discussions as to expectations, beliefs and plans involve known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from those considered by the forward-looking statements.  Factors that could cause actual results to differ materially include CornerStone’s debt service requirements and its discussions and negotiations with holders of its debt instruments, the availability of restructuring and strategic options, the availability of additional short term financing and its ability to secure debtor in possession financing, CornerStone’s future operating performance, capital expenditure needs, access to financing and its ability to fund its capital requirements in the near term and the long term, SYN, Inc.’s decision to continue to fund CornerStone’s short term liquidity needs and prevailing economic, financial, business and weather conditions, in addition to other factors, risks and uncertainties that are described in CornerStone’s filings with the Securities and Exchange Commission, including CornerStone’s Annual Report on Form 10-K for the year ended June 30, 2001.  As a result, no assurances can be given as to future results, levels of activity or achievements.  Any forward-looking statements speak only as of the date the statement was made.  CornerStone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2002

CORNERSTONE PROPANE PARTNERS, L.P.

(Registrant)

By:	/s/ Richard Nye
Name:	Richard Nye
Title:	Vice President, Finance and Administration